UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 22, 2022

WORKDAY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35680	20-2480422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6110 Stoneridge Mall Road
Pleasanton, California 94588
(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 951-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	WDAY	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders

Workday, Inc. (“Workday”) held its Annual Meeting of Stockholders on June 22, 2022 (the “Annual Meeting”). At the Annual Meeting, Workday’s stockholders voted on five proposals, each of which is described in more detail in Workday’s definitive proxy statement filed with the Securities and Exchange Commission on May 10, 2022. Present at the Annual Meeting in person or by proxy were holders representing 228,460,595 shares of Common Stock, representing 721,129,793 votes and approximately 96.30% of the eligible votes, constituting a quorum. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each matter and the number of abstentions and broker non-votes, if applicable, with respect to each matter.

The stockholders of Workday voted on the following items at the Annual Meeting:

1.To elect to our Board of Directors the following nominees to serve as Class I directors until the 2025 Annual Meeting of Stockholders and until their successors are elected and qualified, subject to earlier resignation or removal: Lynne M. Doughtie, Carl M. Eschenbach, Michael M. McNamara, and Jerry Yang;
2.To ratify the appointment of Ernst & Young LLP as Workday’s independent registered public accounting firm for the fiscal year ending January 31, 2023;
3.To approve, on an advisory basis, the compensation paid to Workday’s named executive officers;
4.To approve the 2022 Equity Incentive Plan to replace our 2012 Equity Incentive Plan; and
5.To approve the Amended and Restated 2012 Employee Stock Purchase Plan.

The nominees for director proposed by Workday were elected to serve until Workday’s 2025 Annual Meeting of Stockholders and until their successors are elected and qualified, subject to earlier resignation or removal. The voting results were as follows:

Director Name:	Votes For	Votes Withheld	Broker Non-Votes
Lynne M. Doughtie	699,850,914	1,279,319	19,999,560
Carl M. Eschenbach	604,378,619	96,751,614	19,999,560
Michael M. McNamara	668,908,354	32,221,879	19,999,560
Jerry Yang	684,256,361	16,873,872	19,999,560

Stockholders ratified the appointment of Ernst & Young LLP as Workday’s independent registered public accounting firm for Workday’s fiscal year ending January 31, 2023. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
718,870,338	1,264,855	994,600	–

Stockholders approved, on an advisory basis, the compensation paid to Workday’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
600,599,962	99,632,313	897,958	19,999,560

Stockholders approved the 2022 Equity Incentive Plan to replace our 2012 Equity Incentive Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
604,469,221	95,803,249	857,763	19,999,560

Stockholders approved the Amended and Restated 2012 Employee Stock Purchase Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
698,928,776	1,353,102	848,355	19,999,560

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 24, 2022

Workday, Inc.
/s/ Richard H. Sauer
Richard H. Sauer
Chief Legal Officer, Head of Corporate Affairs, and Corporate Secretary